UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2008

DEEP DOWN, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15473 East Freeway Channelview, TX  77530
(Address of principal executive offices) (Zip Code)

(281) 862-2201
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On December 18, 2008, Deep Down, Inc., a Nevada corporation (“Deep Down”), entered into a First Amendment to Credit Agreement with Whitney National Bank, a national banking association (“Whitney”), which provides for the incurrence by Deep Down of a term loan in the principal amount of $1,150,000 under, and subject to the terms and conditions of, Deep Down’s secured credit agreement with Whitney.  Subject to the terms of the secured credit agreement as so amended, the term loan has a maturity of December 18, 2011 and accrues interest at 6.5% per annum.  Subject to any applicable prepayment obligations set forth under the secured credit agreement, Deep Down is required to repay the term loan and accrued and unpaid interest on the outstanding principal amount of such loan, commencing February 1, 2009, through monthly payments of approximately $35,000.  Deep Down is using the proceeds of the term loan to purchase a new Super Mohawk 21 remotely operated vehicle for use in its operations.  The terms of the First Amendment to Credit Agreement also included a Guarantor’s Consent and Agreement that Whitney required as a condition to the effectiveness of the First Amendment to Credit Agreement to be signed by each of Deep Down’s subsidiaries as guarantors of the obligations of Deep Down under the secured credit agreement.

In connection with the First Amendment to Credit Agreement, Deep Down was also required to provide to Whitney a term note in a principal amount of $1,150,000 and a First Amendment to Security Agreement, which provides for an express reference to the remotely operated vehicle to be acquired with the term loan proceeds as part of the grant of a security interest under the security arrangements provided to Whitney in connection with the secured credit agreement.

A copy of each of the First Amendment to Credit Agreement (including the Guarantor’s Consent and Agreement therein), the term note and the First Amendment to Security Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Item
10.1
First Amendment to Credit Agreement, entered into as of December 18, 2008, between Deep Down, Inc. and Whitney National Bank (including the Guarantor’s Consent and Agreement as signed on behalf of Electrowave USA, Inc., Flotation Technologies, Inc., Mako Technologies, LLC and Deep Down, Inc.)

10.2	Term Note, dated December 18, 2008, executed by Deep Down, Inc. and paid to order to Whitney National Bank
10.3
First Amendment to Security Agreement, dated as of December 18, 2008, by Deep Down, Inc., Electrowave USA, Inc., Flotation Technologies, Inc., Mako Technologies, LLC and Deep Down, Inc. for the benefit of Whitney National Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEEP DOWN, INC.

By:	/s/ Ronald E. Smith
Ronald E. Smith
President and Chief Executive Officer

Date:  December 19, 2008

EXHIBIT INDEX

Exhibit No.	Item
10.1
First Amendment to Credit Agreement, entered into as of December 18, 2008, between Deep Down, Inc. and Whitney National Bank (including the Guarantor’s Consent and Agreement as signed on behalf of Electrowave USA, Inc., Flotation Technologies, Inc., Mako Technologies, LLC and Deep Down, Inc.)

10.2	Term Note, dated December 18, 2008, executed by Deep Down, Inc. and paid to order to Whitney National Bank
10.3
First Amendment to Security Agreement, dated as of December 18, 2008, by Deep Down, Inc., Electrowave USA, Inc., Flotation Technologies, Inc., Mako Technologies, LLC and Deep Down, Inc. for the benefit of Whitney National Bank